Exhibit 99.1

KV Pharmaceutical	Contact:
One Corporate Woods Drive	Michael Anderson
Bridgeton, MO 63044	314-645-6600
FOR IMMEDIATE RELEASE
KV Pharmaceutical Receives Permission from NYSE
for its Securities to Continue Trading on the NYSE until March 31, 2010
St. Louis, MO—December 22, 2009—KV Pharmaceutical Company (NYSE: KVa/KVb) (the “Company”) received permission from the New York Stock Exchange (the “Exchange”) for its securities to continue to trade on the Exchange until March 31, 2010 while the Company prepares its Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2009 (the “2009 Annual Report”).
In the event the Company is unable to file the 2009 Annual Report on or prior to March 31, 2010, the Company may request that the Exchange permit the Company’s securities to continue to trade on the Exchange until June 17, 2010. In the event the Company is unable to file the 2009 Annual Report prior to June 17, 2010 (or prior to March 31, 2010 in the event the Company requests that the Exchange permit the Company’s security to continue to trade on the Exchange until June 17, 2010 and such request is not granted by the Exchange), the Exchange will initiate suspension and delisting procedures.
As previously disclosed by the Company on its Form 12b-25 filed with the SEC on June 2, 2009, as well as in subsequent filings with the SEC, the Company has been unable to file its 2009 Annual Report. The Company’s Current Report on Form 8-K filed with the SEC on November 12, 2009 sets forth additional information regarding the Company’s inability to timely file the 2009 Annual Report, certain other periodic reports, and related matters.
About KV Pharmaceutical Company
KV Pharmaceutical Company is a fully integrated specialty pharmaceutical company that develops, manufactures, markets, and acquires technology-distinguished branded and generic/non-branded prescription pharmaceutical products. The Company markets its technology distinguished products through ETHEX Corporation, a subsidiary that competes with branded products, and Ther-Rx Corporation, the company’s branded drug subsidiary.
For further information about KV Pharmaceutical Company, please visit the Company’s corporate Web site at www.kvpharmaceutical.com.

Cautionary Note Regarding Forward-looking Statements
This press release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and that may be based on or include assumptions concerning the operations, future results and prospects of the Company. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.
All statements that address expectations or projections about the future, including without limitation, statements about product development, product launches, regulatory approvals, governmental and regulatory actions and proceedings, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.
All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.
Such factors include (but are not limited to) the following:
(1)	the ability to continue as a going concern;

(2)	the consent decree between the Company and the U.S. Food and Drug Administration (the “FDA”) and the Company’s suspension of the production and shipment of all of the products that the Company manufactures and the related nationwide recall affecting all of the products that the Company manufactures, as well as the related material adverse effect on the Company’s revenue, assets and liquidity and capital resources, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on March 3, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, the Company’s Form 8-K filed with the SEC on July 24, 2009 and the Company’s Form 8-K filed with the SEC on November 12, 2009;

(3)	the degree to which the findings of the Audit Committee inquiry referenced in the Company’s Form 10-Q for the quarter ended June 30, 2008, the Company’s Form 12b-25 filed with the SEC on November 13, 2008, the Company’s Form 12b-25 filed with the SEC on February 2, 2009, the Company’s Form 12b-25 filed with the SEC on June 6, 2009, the Company’s Form 8-K filed with the SEC on June 23, 2009, the Company’s two Form 12b-25s filed with the SEC on November 10, 2009, as well as certain other of the Company’s SEC filings, could have a material impact on the Company’s financial results;

(4)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(5)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(6)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals;

(7)	acceptance of and demand for the Company’s new pharmaceutical products;

(8)	the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;

(9)	new product development and launch, including the possibility that any product launch may be delayed;

(10)	reliance on key strategic alliances;

(11)	the availability of raw materials and/or products manufactured for the Company under contract manufacturing arrangements with third parties;

(12)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;

(13)	fluctuations in revenues;

(14)	the difficulty of predicting international regulatory approvals, including timing;

(15)	the difficulty of predicting the pattern of inventory movements by the Company’s customers;

(16)	the impact of competitive response to the Company’s sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;

(17)	risks that the Company may not ultimately prevail in litigation, including challenges to the Company’s intellectual property rights by actual or potential competitors or to the Company’s ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries, including without limitation the litigation and claims referred to in Note 16 of the Notes to the Consolidated Financial Statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and under the heading “Certain Other Matters” in the Company’s Form 8-K filed with the SEC on April 30, 2009;

(18)	the possibility that the Company’s current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(19)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(20)	the satisfaction or waiver of the other closing conditions in the previously disclosed Gestiva™ acquisition agreement;

(21)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, as well as certain other of the Company’s SEC filings;

(22)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability or securities litigation;

(23)	the informal inquiry initiated by the SEC and any related or additional governmental investigative or enforcement proceedings, including actions by the FDA and the U.S. Department of Justice, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, the Company’s Form 8-K filed with the SEC on July 24, 2009 and the Company’s Form 8-K filed with the SEC on November 12, 2009;

(24)	delays in returning, or failure to return, certain or many of the Company’s approved products to market, including loss of market share as a result of the suspension of shipments, and related costs;

(25)	the ability to sell or license certain assets, and the terms of such transactions;

(26)	the possibility that the auction rate securities held by the Company may not return to liquidity at or near their face value;

(27)	the ability to monetize the auction rate securities currently held by the Company, the amount of proceeds to be received from such monetization and the timing of receipt of proceeds by the Company;

(28)	the timing and ability to realize and receive expected tax refunds, the actual refund amount to be received by the Company subject to any challenges or otherwise and the timing of receipt of the refund by the Company;

(29)	the possibility that default on one type or class of the Company’s indebtedness could result in cross default under, and the acceleration of, the Company’s other indebtedness;

(30)	difficulties and uncertainties with respect to obtaining additional capital; and

(31)	the risks detailed from time to time in the Company’s filings with the SEC.
This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements.
Because the factors referred to above, as well as the statements included elsewhere in this press release, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the Company or on the Company’s behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-looking Statements” and the risk factors that are included under the heading “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, as supplemented by the Company’s subsequent SEC filings. Further, any forward-looking statement speaks only as of the date on which it is made and the Company is under no obligation to update any of the forward-looking statements after the date of this press release. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise, when they will arise and/or their effects. In addition, the Company cannot assess the impact of each factor on the Company’s future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.